FIRST AMENDMENT TO LEASE

THIS AMENDMENT, Made and entered into as of the 31st day of OCT, 2006 by and between Cobb International Associates, Landlord, and Electric Aquagenics Unlimited, Inc. a Delware Corporation, Tenant.

WITNESSETH:

WHEREAS, under date of September 21, 2006, Landlord and Tenant entered into a written lease covering the premises located at 1890 Cobb International Boulevard Suite B & C, Kennesaw, Georgia 30152, (the "Lease") and

WHEREAS, the parties desire to amend the Lease as set out hereinafter,

NOW, THEREFORE, for One ($1.00) Dollar and other valuable consideration paid by each of the parties to the other, receipt of which is hereby acknowledged, it is agreed between the parties as follows:

This Amendment is effective upon full execution and delivery and is subject to all the terms and conditions of the Lease, which shall remain in full force and effect, except that:

(1) Add to EXHIBIT B. SECTION 6. UTILITIES AND OTHER BILLS. Tenant shall pay for all separately metered water/sewer/fire line and related charges exclusively serving the Premises and/or exclusively serving the entire building 1890 Cobb International Boulevard, Kennesaw, Georgia, 30152 ("the building"). Such responsibility shall not include charges attributable to exterior water use at the building or common areas, if any, which shall remain the responsibility of Landlord. The amount of the CAM Charge in the last sentence of Section 9 of the Lease shall be revised to "$138.00 per month."

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the date and year first above written.

LANDLORD: COBB INTERNATIONAL ASSOCIATES
By: Dennard Properties, Inc. Manager

By: Don W. Dennard
Its: President

TENANT: ELECTRIC AQUAGENICS UNLIMITED, INC.

(Signature)

By: D W Kindred
(Print Name)

Its: VP Manu & Engr
(Title)

C:\Documents and Settings\Win98\My Documents\CIA\Lease Master Folder\Amendments\1890BC-1st Amend EAU.doc1890BC-1st Amend EAU.doc
DLR 1/11/05

FIRST AMENDMENT TO LEASE

THIS AMENDMENT, Made and entered into as of the 31st day of Oct, 2006 by and between Cobb International Associates, Landlord, and Electric Aquagenics Unlimited, Inc. a Delware Corporation, Tenant.

WITNESSETH:

WHEREAS, under date of September 21, 2006, Landlord and Tenant entered into a written lease covering the premises located at 1890 Cobb International Boulevard Suite B & C, Kennesaw, Georgia 30152, (the "Lease") and

WHEREAS, the parties desire to amend the Lease as set out hereinafter,

NOW, THEREFORE, for One ($1.00) Dollar and other valuable consideration paid by each of the parties to the other, receipt of which is hereby acknowledged, it is agreed between the parties as follows:

This Amendment is effective upon full execution and delivery and is subject to all the terms and conditions of the Lease, which shall remain in full force and effect, except that:

(1) Add to EXHIBIT B. SECTION 6. UTILITIES AND OTHER BILLS. Tenant shall pay for all separately metered water/sewer/fire line and related charges exclusively serving the Premises and/or exclusively serving the entire building 1890 Cobb International Boulevard, Kennesaw, Georgia, 30152 ("the building"). Such responsibility shall not include charges attributable to exterior water use at the building or common areas, if any, which shall remain the responsibility of Landlord. The amount of the CAM Charge in the last sentence of Section 9 of the Lease shall be revised to "$138.00 per month."

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the date and year first above written.

LANDLORD: COBB INTERNATIONAL ASSOCIATES
By: Dennard Properties, Inc. Manager

[signature]
By: Don W. Dennard
Its: President

TENANT: ELECTRIC AQUAGENICS UNLIMITED, INC.

[signature]
(Signature)

By: D.W. Kindred
(Print Name)

Its: VP Manu & Engr
(Title)

Cobb International Associates
c/o BAKER DENNARD & GOETZ
1100 Johnson Ferry Rd, #840
Atlanta, Georgia 30342

COBB INTERNATIONAL ASSOCIATES
LEASE AGREEMENT

THIS LEASE, made this 21st day of September, 20 06, by and between COBB INTERNATIONAL ASSOCIATES, a Georgia general partnership (hereinafter called "Landlord"), and Electric Aquagenics Unlimited, Inc. a Delaware Corporation; (hereinafter called "Tenant");

WITNESSETH:

PREMISES

1. Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, provided for and contained to be paid, kept and performed by Tenant, leases and rents unto Tenant, and Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called the "Premises"), to wit: approximately 7,200 rentable square feet of office/warehouse space as further described in Exhibit D, attached hereto, which Exhibit is incorporated herein and made a part hereof, and being known as 1890 B & C Cobb International Boulevard, Kennesaw, Georgia 30152. No easement for light or air is included in the Premises. Except as otherwise provided in any Special Stipulations attached to this Lease, Tenant accepts the Premises in their present condition "AS IS" and as suited for the purposes intended by Tenant.

TERM

2. Tenant shall have and hold the Premises for a term beginning on the 1st day of October, 2006, and ending on the 31st day of March, 2011, at midnight, unless sooner terminated as hereinafter provided.

RENT

3. (a) Tenant agrees to pay to Landlord at the address set forth above, without demand, deduction or set off, annual rent of $ 47,880.00 payable in equal monthly installments of $3,990.00 in advance on the first day of each calendar month during the term hereof ("Minimum Base Rent"). Upon execution of this Lease, Tenant shall pay to Landlord the first full month's rent due hereunder. Monthly Minimum Base Rent for any period during the term hereof which is for less than one month shall be a pro-rated portion of the monthly installment due. Tenant shall pay a monthly installment of Minimum Base Rent to Landlord in the amount provided herein (as such amount may be increased from time to time pursuant to Section 3(b) below).

Upon each Lease Anniversary (as hereinafter defined) the amount of each monthly installment of Minimum Base Rent which shall be due from Tenant to Landlord on such Lease Anniversary and on the first day of each succeeding calendar month (prior to the next Lease Anniversary) shall increase by four percent (4%) For purposes of this Section 3, the term "Lease Anniversary" shall refer to the anniversary during each year of the term of this Lease of the first day of the calendar month during which the Lease hereunder commenced.

LATE AND NON-SUFFICIENT FUNDS CHARGES

4. If Landlord fails to receive any payment of monthly installment of Minimum Base Rent by the tenth (10th) day of the month for which such rent is due, or any payment of additional rent when due, then Tenant shall pay Landlord, as additional rental, a charge equal to ten percent (10%) of the overdue amount. In addition, Tenant also agrees to pay Landlord, as additional rental, a non sufficient funds charge of fifty ($50.00) Dollars for each check presented by Tenant to Landlord in payment of any obligation of Tenant which is not paid by the bank on which it is drawn. The parties agree that such charges represent a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment and or non-sufficient funds.

SECURITY DEPOSIT

5. Tenant shall deposit with Landlord upon execution of this Lease $3,990.00 as a security deposit which

shall be held by Landlord, without liability to Tenant for any interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease of Tenant. If any of the rents or other charges or sums payable by Tenant to Landlord shall be over-due and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, appropriate and apply the security deposit, or so much thereof as may be necessary to compensate Landlord toward the payment of Minimum Base Rent, additional rents, charges or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall upon demand restore the security deposit to the original sum deposited. In the event Tenant furnishes Landlord with proof that all utility bills have been paid through the date of Lease termination, and performs all of Tenant's other obligations under this Lease, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration or sooner termination of the term of this Lease and the surrender of the Premises by Tenant in compliance with the provisions of this Lease.

UTILITY AND OTHER BILLS

6. Tenant shall pay, from date of possession of the Premises by Tenant, all utility bills, including, but not limited to water, sewer, gas, electricity, fuel, light and heat bills for the Premises and Tenant shall pay all charges for garbage collection or other sanitary services, and pest control services (if any). If water and sewer service for the Premises is provided through a meter which measures water and sewer provided to users in addition to Tenant, then Tenant's share of such charges (as such amount shall be determined by Landlord) shall be included in its CAM Charge as described in Section 9 below.

USE OF PREMISES

7. The Premises shall be used for office / warehouse / distribution / of water testing supplies and products purposes only and no other. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises.

ABANDONMENT OF THE PREMISES

8. Tenant agrees not to abandon or vacate the Premises during the term of this Lease and agrees to use the Premises for the purposes herein leased until the expiration hereof.

COMMON AREA MAINTENANCE ("CAM") CHARGE

9. Landlord, at its cost, shall: (a) maintain the grounds surrounding the building(s) in which the Premises are located, including the care of lawns, shrubbery, plantings, trees, and general landscaping, (b) keep the parking areas, driveways, and alleys serving the building(s) clean and in good repair (including resealing and restriping from time to time), (c) pay for electricity, water, sewer, sewer service, refuse removal (if any) and/or other utilities pertinent to the building(s) in which the Premises are located but not separately metered to the Premises or other tenant spaces, (d) pay Landlord's actual share of Owner's Association charges, if any, pertaining to the business park where the Premises are located, (e) maintain the common elements of the sprinkler system serving the building where the Premises are located (but not the sprinkler heads and valves located within the Premises), and, (f) pay for the cost of alterations or work at the building or the common areas as required by any legally constituted public authority but which is not made necessary primarily by reason of a particular tenant's use and/or occupancy. The above-mentioned costs are hereinafter collectively referred to as "common area maintenance costs". Notwithstanding the above, Tenant shall be responsible for keeping all exterior areas free of trash, scraps, or any materials and/or products pertaining to Tenant's use. Tenant shall pay to Landlord, as additional rental, Tenant's share of the common area maintenance costs, as determined by proration on the basis that the rentable floor area of the Premises bears to the total rentable floor area of the building(s) where the Premises are located and which are being so maintained by Landlord (such payment hereinafter referred to as "CAM Charge"). The CAM Charge shall be due together with and in the same manner as the monthly installment of Minimum Base Rent in Section 3 herein and any default in payment of the CAM Charge shall be treated in the same manner as a default in the payment of Minimum Base Rent hereunder. Landlord shall notify Tenant of the amount of the CAM Charge annually which amount shall not change more frequently than once in each calendar year. The amount of the CAM Charge to be paid by Tenant pursuant to this Section 9 during the calendar year in which the Term of this Lease commences is $ 198.00 per month.

TAX AND INSURANCE ESCALATION

10. Tenant shall pay upon demand as additional rent during the term of this Lease, and any extension or renewal thereof, the amount by which all taxes (including but not limited to, ad valorem taxes, special assessments and any other governmental charges) on the Premises for each tax year exceed all taxes on the Premises for the tax year 2006. In the event the Premises are less than the entire property assessed for such taxes for any such tax year, then the tax for any such year applicable to the Premises shall be determined by proration on the basis that the rentable floor area of the Premises bears to the rentable floor area of the entire property assessed. If the final year of the Lease term fails to coincide with the tax year, then any excess for the tax year during which the term ends shall be reduced by the pro rata part of such tax year beyond the Lease term. If such taxes for the year in which the Lease terminates are not ascertainable before payment of the last month's installment of Minimum Base Rent and additional rent then due, then the amount of such taxes assessed against the property for the previous tax year shall be used as a basis for determining the pro rata share, if any, to be paid by Tenant for that portion of the last Lease Year. Tenant shall further pay, upon demand, its pro rata share of the excess cost of fire and extended coverage insurance including any and all public liability insurance over the cost for the first year of the Lease term for each subsequent year during the term of this Lease. Tenant's pro rata portion of increased taxes or share of excess cost of fire and extended coverage and public liability insurance, as provided herein, shall be payable within fifteen (15) days after receipt of notice from Landlord or Agent as to the amount due.

INDEMNITY INSURANCE

11. Tenant agrees to and hereby does indemnify and save Landlord harmless against all claims for damages to persons or property by reason of Tenant's use or occupancy of the Premises, and all expenses incurred by Landlord because thereof, including reasonable attorney's fees and court costs. Supplementing the foregoing and in addition thereto, Tenant shall during all times of this Lease and any extension or renewal thereof, and at Tenant's sole cost and expense, maintain in full force and effect comprehensive general liability insurance with limits of $500,000 per person and $1,000,000 per accident, and property damage limits of $100,000 which insurance shall contain a special endorsement recognizing and insuring any liability accruing to Tenant under the first sentence of this Section 11, and naming Landlord as additional insured. Tenant shall provide evidence of such insurance to Landlord prior to the commencement of the term of this Lease. Landlord and Tenant each hereby release and relieve the other, and waive their respective rights of recovery, for loss or damage arising out of or incident to the perils insured against which perils occur in, or about the Premises, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees, to the extent that such loss or damage is within the policy limits of said comprehensive general liability insurance. Landlord and Tenant shall, upon obtaining the policies of insurance required, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

REPAIRS BY LANDLORD

12. Landlord agrees to keep in good repair the roof, foundations and exterior walls of the Premises (exclusive of all glass and exclusive of all exterior doors) and underground utility and sewer pipes outside the exterior walls of the building, except repairs rendered necessary by the negligence or intentional wrongful acts of Tenant, its agents, employees or invitees. Tenant shall promptly report in writing to Landlord any defective condition known to Tenant which Landlord is required to repair, and failure so to report such conditions shall make Tenant responsible to Landlord for any liability incurred by Landlord by reasons of such conditions. Landlord shall be under no obligation to inspect the Premises.

REPAIRS BY TENANT

13. Tenant shall, throughout the initial term of this Lease, and any extension or renewal thereof, at its expense, maintain in good order and repair the Premises, including but not limited to heating, ventilating and air conditioning equipment, electrical and plumbing systems serving the Premises exclusively (including light bulb replacement), sprinkler heads and valves, security alarm systems, all carpeting and floor tiles (natural wear and tear excepted but without tears, holes, or chips), and all exterior signage located on the building forming a part of the Premises, except only for those repairs expressly required to be made by Landlord hereunder. Tenant shall enter into a service contract with a reliable, certified, heating and air conditioning company to maintain the systems serving the Premises according to the manufacturer's minimum specifications (but in no event less frequently than once annually). Upon request, Tenant shall provide Landlord a copy of such contract along with pertinent maintenance reports or invoices showing the work was performed. Chair mats are required to be used at all workstations and desks at all times to prevent accelerated carpet wear. Tenant agrees to return the Premises (including but not limited to air, soil, surface

water, groundwater or sediment) to Landlord at the expiration, or prior to termination of this Lease, in as good condition and repair as when first received, natural wear and tear, damage by storm, fire, lightning, earthquake or other casualty alone excepted. A more detailed description of the Tenant's surrender obligations is described on the attached Exhibit F hereto, which Exhibit is incorporated herein and made a part hereof. Should Tenant fail to make any repairs required by it under this Lease after a reasonable period of time following Landlord's written notice to Tenant of such failure, then Landlord may make such repairs. In such event, Tenant shall then owe to Landlord, as additional rental, the sum of: (1) Landlord's reasonable and actual cost(s) of such repairs, plus (2) an administrative fee of 15% of such cost(s).

ALTERATIONS

14. Tenant shall not make any alterations, additions, or improvements to the Premises, or to the building or property where Premises are located, without Landlord's prior written consent. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Section 14 and restore Premises to its original condition upon Landlord's written request. All approved alterations, additions, and improvements will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) at the termination of this Lease and to restore the Premises, or the building or property where Premises are located, to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of this Lease, except that Tenant may remove any of Tenant's machinery or equipment which can be removed without material damage to the Premises, or to the building or property where the Premises are located. Tenant shall repair, at Tenant's expense, any damage to the Premises, or the building or property where the Premises are located, caused by the removal of any such machinery or equipment.

REMOVAL OF FIXTURES

15. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension or renewal thereof, remove all fixtures and equipment which Tenant has placed in the Premises, provided Tenant repairs all damage to the Premises caused by such removal.

DESTRUCTION OF OR DAMAGE TO PREMISES

16. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction and Minimum Base Rent and additional rent owed for CAM, taxes, insurance and other charges in accordance with this Lease (collectively, "Rent") shall be accounted for as between Landlord and Tenant as of that date. If the Premises are damaged but not wholly destroyed by any such casualties, Rent shall abate in such proportion as use of the Premises has been destroyed and Landlord shall restore the Premises to substantially the same condition as before damage as speedily as is practicable, whereupon full rental shall recommence.

GOVERNMENTAL ORDERS

17. Tenant agrees, at his own expense, to promptly comply with all requirements of any legally constituted public authority which are made necessary primarily by reason of, or in any way relating to, Tenant's use and/or occupancy of the Premises. Landlord agrees to promptly comply with all requirements of any legally constituted public authority which are not made necessary primarily by reason of, or in any way relating to, Tenant's use and/or occupancy of the Premises. It is mutually agreed, however, between Landlord and Tenant, that if in order to comply with such requirements, the cost to Landlord or Tenant, as the case may be, shall exceed a sum equal to one year's Minimum Base Rent, then Landlord or Tenant, whoever is obligated to comply with such requirements hereunder, may terminate this Lease by giving written notice of termination to the other party by registered mail, which termination shall become effective sixty (60) days after receipt of such notice and which notice shall eliminate the necessity of compliance with such requirements by the party giving such notice unless the party receiving such notice of termination shall, before termination becomes effective, pay to the party giving notice all cost of compliance in excess of one year's Minimum Base Rent, or secure payment of said sum in manner satisfactory to the party giving notice.

CONDEMNATION

18. If the whole of the Premises, or such portion thereof as will make the Premises unusable for the purposes herein leased, are condemned by any legally constituted authority for any public use or purpose, then in either of said

events, the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and Rent shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor. Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Section 18, without deduction therefrom for any estate vested in Tenant by this Lease, if any, and Tenant shall receive no part of such award. Nothing herein contained shall be deemed to prohibit Tenant from making a separate claim against the condemning authority, to the extent required by law, for the value of Tenant's movable trade fixtures, machinery, moving expenses and loss of business or business interruption, provided that the making of such claim shall not and does not adversely affect or diminish Landlord's award. It is further understood and agreed that neither the Tenant nor Landlord shall have any rights in any award made to the other by any condemnation authority notwithstanding the termination of the Lease as herein provided.

ASSIGNMENT AND SUBLETTING

19. Tenant shall not, without the prior written consent of Landlord, assign this Lease or any interest hereunder (by operation of law or otherwise), or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. Consent by Landlord to any assignment or sublease shall not destroy this provision, and all subsequent assignments or subleases shall be made likewise only on the prior written consent of Landlord. In the event Tenant requests Landlord to consent to an assignment or subletting of the Premises, or any portion thereof, Tenant shall submit to Landlord, with the request, a copy of the proposed assignee or sublease, at least thirty (30) days prior to the commencement date of the assignment or sublease. Landlord shall not be required to give its consent unless Tenant is fully complying with all of the terms, conditions and obligations imposed by this Lease on Tenant, and provided further Tenant is not in default thereof. Assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

EVENTS OF DEFAULT

20. (a) The occurrence of any of the following events shall be constitute an "Event of Default" of Tenant under this Lease:

(i) If Tenant fails to pay Minimum Base Rent or any additional rent hereunder as and when such rent becomes due and such failure shall continue for more than five (5) days after receipt of written notice from Landlord of such failure;

(ii) If Tenant fails to pay Minimum Base Rent or any additional rent as required by this Lease on time more than three times in any period of twelve (12) months, notwithstanding that such payments have been made within the applicable cure period;

(iii) If the Premises become vacant, deserted or abandoned.

(iv) if Tenant permits to be done anything which creates a lien upon the Premises and fails to discharge, bond such lien or post security with Landlord acceptable to Landlord within thirty (30) days after receipt by Tenant of written notice thereof;

(v) If Tenant fails to maintain in force all policies of insurance required by this Lease and such failure shall continue for more than ten (10) days after Landlord gives Tenant notice of such failure;

(vi) if any petition is filed by or against Tenant or any guarantor of this Lease under any present or future section or chapter of the Bankruptcy Code, or under any similar laws or statute of the United States or any state thereof (which, in the case of an involuntary proceeding, is not permanently discharged, dismissed, stayed, or vacated, as the case may be, within sixty (60) days of commencement), or if any order for relief shall be entered against Tenant or any guarantor of this Lease in any such proceedings;

(vii) if Tenant or any guarantor of this Lease becomes insolvent or makes a transfer in fraud of creditors or makes an assignment of the benefit of creditors;

(viii) if a receiver, custodian, or trustee is appointed for the Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease, which appointment is not vacated within sixty (60) days following the date of such appointment; or

(ix) if Tenant fails to promptly comply with any of the Rules and Regulations (Exhibit A of this Lease) after Landlord gives Tenant written notice of such failure;

(x) if Tenant fails to comply with any of the Rules and Regulations (Exhibit A of this Lease) more

than three (3) times in any 30 day period, and Landlord has given Tenant written notice of each such failure, notwithstanding that Tenant has promptly complied after each such notice;

(xi) if Tenant fails to perform or observe any other term of this Lease and such failure shall continue for more than thirty (30) days after the Landlord gives Tenant notice of such failure, or, if such failure cannot be corrected within such thirty (30) day period, if Tenant does not promptly commence to correct such default within said thirty (30) day period and thereafter diligently prosecute the correction of same to completion within a reasonable time.

(b) Upon the occurrence of any one or more Events of Default, Landlord may, at Landlord's option, without any demand or notice whatsoever (except as expressly required in this Section 20):

(i) Terminate this Lease by giving Tenant notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination and all rights of Tenant under this Lease and in and to the Premises shall terminate. Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination, and Tenant shall surrender the Premises to Landlord on the date specified in such notice; or

(ii) Terminate this Lease as provided in Section 20(b)(i) hereof and recover from Tenant all damages Landlord may incur by reasons of Tenant's default, including, without limitation, a sum which, at the date of such termination, represents the value of the excess, if any, of (1) Minimum Base Rent, additional rent provided for in this Lease and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the expiration date had this Lease not been terminated, over (2) the aggregate reasonable rental value of the Premises for the period commencing with the day following the date of such termination and ending with the expiration date had this Lease not been terminated, plus (3) the costs of recovering possession of the Premises and all other expenses incurred by Landlord due to Tenant's default, including, without limitation, reasonable attorney's fees, plus (4) unpaid Minimum Base Rent and additional rent as provided for in this Lease earned as of the date of termination plus any interest and late fees due hereunder, plus other sums of money and damages owing on the date of termination by Tenant to Landlord under this Lease or in connection with the Premises, all of which excess sums shall be deemed immediately due and payable; provided, however, that such payments shall not be deemed a penalty but shall merely constitute payment of liquidated damages, it being understood and acknowledged by Landlord and Tenant that actual damages to Landlord are extremely difficult, if not impossible, to ascertain. The excess, if any, of subparagraph (ii)(l) over subparagraph (ii)(2) herein shall be discounted to present value at an annual rate of ten percent (10%). In determining the aggregate reasonable rental value pursuant to subparagraph (ii)(2) above, the parties hereby agree that, at the time Landlord seeks to enforce this remedy, all relevant factors should be considered, including, but not limited to, (a) the length of time remaining in the Term, (b) the then current market conditions in the general area in which the Premises are located, (c) the likelihood of reletting the Premises for a period of time equal to the remainder of the Term, (d) the net effective rental rates then being obtained by landlords for similar type space of similar size in similar type buildings in the general area in which the Premises are located, (e) the vacancy levels in the general area in which the Building is located, (f) current levels of new construction that will be completed during the remainder of the Term and how this construction will likely affect vacancy rates and rental rates and (g) inflation; or

(iii) With or without terminating this Lease, Landlord may, in its own name but as agent for Tenant, enter into and upon and take possession of the Premises or any part thereof without resort to legal proceedings. Any property remaining in the Premises may be removed and stored in a warehouse or elsewhere at the cost of, and for the account of Tenant without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Thereafter, Landlord may, but shall not be obligated to, lease to a third party the Premises or any portion thereof as the agent of Tenant upon such term and conditions as Landlord may deem necessary or desirable in order to relet the Premises. The remainder of any rentals received by Landlord from such reletting, after the payment of any indebtedness due hereunder from Tenant to Landlord, and the payment of any costs and expenses of such reletting (including, but not limited to, refurbishing the Premises and lease commissions for reletting), shall be held by Landlord to the extent of and for application in payment of future rent owed by Tenant, if any, as the same may become due and payable hereunder. If such rentals received from such reletting shall at any time or from time to time be less than sufficient to pay to Landlord the entire sums then due from Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous default provided same has not been cured; or

(iv) With or without terminating this Lease, and with or without notice to Tenant, Landlord may enter into and upon the Premises and, without resort to legal proceedings and without being liable for prosecution or any claim for damages thereof, maintain the Premises and repair or replace any damage thereto or do anything or make any payment for which Tenant is responsible hereunder. Tenant shall reimburse Landlord immediately upon demand for any

expenses which Landlord incurs in thus effecting Tenant's compliance under this Lease and Landlord shall not be liable to Tenant for any damages with respect thereto; or

(v) Without liability to Tenant or any other party, and without constituting a constructive or actual eviction, suspend or discontinue furnishing or rendering to Tenant any property, material, labor utilities or other service, wherever Landlord is obligated to furnish or render the same, as long as Tenant is in default under this Lease; or

(vi) With or without terminating this Lease, allow the Premises to remain unoccupied and collect rent from Tenant as it comes due; or

(vii) Pursue such other remedies as are available at law or equity.

(c) If this Lease shall terminate as a result of or while there exists an Event of Default hereunder, any funds of Tenant held by Landlord may be applied by Landlord to any damages payable by Tenant (whether provided for herein or by law) as a result of such termination or default.

(d) Neither the commencement of any action or proceeding, nor the settlement thereof, nor entry or judgment thereon shall bar Landlord from bringing subsequent actions or proceedings from time to time, nor shall the failure to include in any action or proceeding any sum or sums then due be a bar to the maintenance of any subsequent actions or proceedings of the recovery of such sum or sums so omitted.

(e) No agreements to accept a surrender of the Premises and no act or omission by Landlord or Landlord's agents during the Term shall constitute an acceptance or surrender of the Premises unless made in writing and signed by Landlord. No re-entry or taking possession of the Premises by Landlord shall constitute an election by Landlord to terminate this Lease unless a written notice of such intention is given to Tenant. No provision of this Lease shall be deemed to have been waived by either party unless such waiver is in writing and signed by the party making such waiver. Landlord's acceptance of Minimum Base Rent or additional rent in full or in part following an Event of Default hereunder shall not be construed as a waiver of such Event of Default. No custom or practice which may grow up between the parties in connection with the terms of this Lease shall be construed to waive or lessen either party's right to insist upon strict performance of the terms of this Lease, without a written notice thereof to the other party.

(f) If an Event of Default shall occur, Tenant shall pay to Landlord, on demand, all expenses incurred by Landlord as a result thereof, including reasonable attorney's fees, court costs and expenses actually incurred.

(g) Landlord shall not be considered to be under any duty by reason of any provision herein to take any action to mitigate damages by reason of Tenant's default. Tenant acknowledges that the Premises are to be used for commercial purposes and Tenant expressly waives the protections and rights set forth in the Official Code of Georgia Annotated Sections 44-7-31 and 44-7-32 as further described in Exhibit E hereto, which Exhibit is incorporated herein and made a part hereof.

LENDER'S RIGHTS

21. (a) For purposes of this Lease:

(i) "Lender" as used herein means the current holder of a Mortgage;

(ii) "Mortgage" as used herein means any or all mortgages, deeds to secure debt, deeds of trusts or other instruments in the nature thereof which may now or hereafter affect or encumber Landlord's title to the Premises, and any amendments, modification, extension or renewal thereof.

(b) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to the lien and security title of any Mortgage.

(c) Tenant shall, in confirmation of the subordination set forth in subsection (b) immediately above and notwithstanding the fact that such subordination is self-operative, and no further instrument or subordination shall be necessary upon demand, at any time or times, execute acknowledge, and deliver to Landlord or Lender any and all instruments requested by either of them to evidence such subordination, and to verify the status of this Lease and the existence of any default by either party hereto.

LANDLORD'S RIGHT OF ENTRY/CARDING OF PREMISES

22. Tenant agrees to permit Landlord and the authorized representatives of Landlord to enter upon the Premises at all reasonable times for the purposes of testing, remediating or inspecting the Premises and Tenant's compliance with this Lease, and/or making any necessary repairs thereto or to Landlord's adjoining property. Landlord

may card the Premises "For Rent" or "For Sale" sixty (60) days before the termination of this Lease. Landlord also shall have the right to enter the Premises at all reasonable times to show the Premises to any prospective purchaser, mortgagee or tenant thereof.

QUIET ENJOYMENT

23. So long as Tenant observes and performs the covenants and agreements contained herein, it shall at all times during the lease term peacefully and quietly have and enjoy possession of the Premises, but always subject to the terms hereof.

NO ESTATE IN LAND

24. This Lease shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except with Landlord's consent.

HOLDING OVER

25. If Tenant remains in possession of Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at the Minimum Base Rent rate which is in effect at end of this Lease (subject to applicable annual increases) and there shall be no renewal of this Lease by operation of Law. If Tenant remains in possession of the Premises after the expiration of the term hereof without Landlord's acquiescence, Tenant shall be a tenant at sufferance and commencing on the date following the date of such expiration, the monthly Minimum Base Rent payable under Section 3 above shall for each month, or fraction thereof during which Tenant so remains in possession of the premises, be twice the monthly Minimum Base Rent otherwise payable under Section 3 above. Any payments of additional rent shall continue to be made in accordance with this Lease irrespective of Tenant's status as a tenant at will or tenant at sufferance.

LANDLORD LIABILITY

26. No owner of the Premises, whether or not named herein, shall have liability hereunder after it ceases to hold title to the Premises, except for obligations which may have theretofore accrued. Neither Landlord nor any officer, director, shareholder, partner or principal of Landlord, whether disclosed or undisclosed, shall be under any personal liability with respect to any of the provisions of this Lease. In the event Landlord is in breach or default with respect to Landlord's obligations or otherwise under this Lease, Tenant shall look solely to the equity of Landlord in the office/warehouse development of which the Premises are a part for the satisfaction of Tenant's remedies. It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions, warranties and obligations of this Lease shall in no event exceed the loss of Landlord's equity interest in the office/warehouse development of which the Premises are a part.

RELOCATION

27. If the amount of square feet of rentable space in Section 1. 'PREMISES' is less than 6,000 square feet, then upon sixty (60) days advance written notice from Landlord to Tenant, Tenant shall relocate to other space designated by Landlord (the "New Space") provided that: (i) the New Space is located in the Office/Warehouse Development owned by Landlord as shown on Exhibit D, SITE PLAN, attached hereto, (ii) the New Space contains at least the same amount of rentable space as, and is in similar configuration to, the Premises, and (iii) Landlord pays all reasonable out-of-pocket expenses actually incurred in moving Tenant's property and equipment form the Premises into the New Space. If Landlord relocates Tenant to the New Space, every term and condition of this Lease shall remain in full force and effect, and the New Space shall thereafter be deemed to be the Premises as though Tenant had entered into an express written amendment to this Lease with respect thereto.

RIGHTS CUMULATIVE; WAIVER OF RIGHTS

28. All rights, powers and privileges conferred upon Landlord herein shall be cumulative and not restrictive to those given by law. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant of its obligation hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand strict compliance with the terms hereof.

AGENCY DISCLOSURE

29. Landlord and Tenant hereby acknowledge and understand that BAKER DENNARD & GOETZ ("Listing Agent"), whose Georgia License number is H-17560, is acting solely in the capacity as agent for Landlord, to whom Tenant must look as regards all covenants, agreements, and warranties herein contained and that Listing Agent shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease. Listing Agent will be paid a real estate commission in accordance with a separate agreement with the Landlord. Neither Landlord nor Tenant has engaged any brokers or agents who would be entitled to any commission or fee based on the execution of the Lease, other than Listing Agent set forth in this Section 29. Landlord and Tenant hereby indemnify each other against and from any claims for any brokerage commissions or similar fees (except those payable to Listing Agent above) and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

PROCURING AGENT'S COMMISSION

30. This Section intentionally left blank.

ENVIRONMENTAL MATTERS

31. (a) For purposes of this Lease:

(i) "Contamination" as used herein means the uncontained or uncontrolled presence of, release or threatened release of Hazardous Substances (as hereinafter defined) into any environmental media on (as hereinafter defined) any portion of the Premises, the building in which the Premises are located (hereinafter referred to as the "Building"), the office/warehouse development of which the Premises is a part (hereinafter referred to as "Development") or any adjacent property.

(ii) "Environmental Law" means any federal, state or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction, decree, or rule of common law, and any judicial interpretation of any of the foregoing, which pertains to health, safety, any Hazardous Substance (as hereinafter defined), or the environment (including but not limited to ground or air or water or noise pollution or contamination, natural resources, and underground or above ground tanks) and shall include without limitation, the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. 1801 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq.; the Clean Air Act, 42 U.S.C. 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C. 2601 et seq.; the Medical Waste Tracking Act, 42 U.S.C. 6992 et seq.; the Occupational Safety and Health Act, 29 U.S.C. 651-678; and the Safe Drinking Water Act, 42 U.S.C. 300f et seq.; and any other local, state or federal environmental statutes, and all rules, regulations, orders and decrees now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

(iii) "Hazardous Substance(s)" means any substance, whether solid, liquid or gaseous which is listed, defined or regulated as a "hazardous substance", "hazardous waste", "hazardous constituent", "medical waste" or "solid waste", or otherwise classified as a hazardous, toxic or regulated substance, in or pursuant to any Environmental Law; or which is or contains asbestos, radon, methane, infectious waste, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, or motor fuel or other petroleum hydrocarbons; or which causes or poses a threat to cause contamination or a nuisance, or a hazard to the environment or to the health or safety of persons.

(iv) "On", "in", "at" or "into" means "on, in, under, at, from, upon, below, into, above or about."

(b) Tenant represents that all its activities on the Premises, the Building, and the Development during the course of this Lease will be conducted in compliance with Environmental Law. Tenant warrants that it is currently in compliance with all applicable Environmental Law and that there are no pending or threatened notices of deficiency, notices of violation, information requests, orders, or judicial or administrative actions involving alleged violations by Tenant of any Environmental Law or relating to Hazardous Substances. Tenant at Tenant's sole cost and expense, shall be responsible for obtaining all permits or licenses or approvals under Environmental Laws necessary for Tenant's operation of its business on the Premises and shall make all notifications, certifications, and registrations required by any applicable Environmental Law. Tenant, at Tenant's sole cost and expense, shall at all times comply with the terms and conditions of such permits, licenses, approvals, notifications, certifications and registrations and with any other applicable

Environmental Law. Tenant warrants that it has obtained all such permits, licenses or approvals and made all such notifications, certifications and registrations required by any applicable Environmental Law necessary for Tenant's operation of its business on the Premises.

(c) Tenant shall not cause or permit any Hazardous Substances to be brought upon, kept, used, handled, stored, generated, treated, recycled, placed, buried or disposed on the Premises, the Building, the Development, or adjacent property without the prior written consent of Landlord. For purposes of this Section 31, Landlord shall be deemed to have reasonably withheld consent if Landlord determines that the presence of such Hazardous Substances within the Premises, the Building, the Development, or adjacent property could result in a risk or potential risk of any liability to Landlord or a risk or potential risk of harm to person or property or otherwise negatively affect the value or marketability of the Premises, the Building, the Development or adjacent property.

(d) Tenant shall not cause or permit the release or threatened release of any Hazardous Substances by Tenant or its agents, contractors, employees or invitees into any environmental media (including but not limited to air, soil, surface water, groundwater or sediment) on the Premises, the Building, the Development, or any adjacent property in any manner that violates any Environmental Law or causes or threatens to cause Contamination. If such release or threatened release shall occur on the Premises, the Building, the Development, or any adjacent property Tenant shall promptly at Tenant's sole risk and expense: (i) take all steps reasonably necessary to contain such release or threatened release and any associated Contamination, (ii) remove, treat and dispose of the Hazardous Substance and return the Premises, the Building, the Development, and/or the adjacent property to its pre-contamination condition (i.e. background levels); (iii) take whatever action is required by any Environmental Law, in addition to taking any such action as is necessary to have the full use and benefit of the Premises; (iv) notify and keep Landlord reasonably informed of such release and response; and, (v) obtain and deliver to Landlord a report made after such completion and confirming to the Landlord's satisfaction that all required remedial action as stated above has been taken and successfully completed and there is no evidence or suspicion of any Contamination or risk of Contamination with respect to any such Hazardous Substance.

(e) Regardless of any consent granted by Landlord pursuant to Section 31(c) Tenant shall under no circumstances whatsoever (i) cause or permit any activity on the Premises, the Building, the Development or any adjacent property which would cause the Tenant or Landlord to become subject to regulation as a generator or cause the Premises to become subject to regulation as a hazardous waste treatment, storage or disposal facility under RCRA or the regulations promulgated thereunder, (ii) discharge Hazardous Substances into the sanitary or storm sewer system serving the Development, or (iii) install any underground storage tank or underground piping on the Premises.

(f) Tenant shall and hereby does protect, indemnify and hold Landlord harmless from and against any and all claims, demands, liabilities (including strict liability), losses, expenses (including engineering and attorney fees) and damages (including consequential damages) of any and every kind and character, contingent or otherwise, matured or unmatured, known or unknown, foreseeable or unforeseeable, made, suffered, brought or imposed, regardless of when such occurs (with exception of those expenses, losses, and liabilities arising from Landlord's own negligence or willful act), by reason of or related to Contamination or the existence, release or threatened release of Hazardous Substances caused or permitted by Tenant or its agents, contractors, employees or invitees, or by reason of Tenant's breach of any of the provisions of this Section 31. Such expenses, losses, damages and liabilities shall include, without limitation, (i) any and all expenses that Landlord may incur to comply with any Environmental Law as a result of Tenant's failure to comply therewith; (ii) any and all costs that Landlord may incur in studying or remedying any Contamination at, arising from or related to the Premises, the Building, the Development, or adjacent property, caused or permitted by Tenant or its employees, agents, contractors and/or invitees; (iii) any and all costs that Landlord may incur in studying, removing, disposing or otherwise addressing any Contamination or Hazardous Substances, caused or permitted by Tenant or its employees, agents, contractors and/or invitees; (iv) any and all fines, penalties or other sanctions assessed upon Landlord by reason of Tenant's failure to comply with Environmental Law; and (v) any and all legal and professional fees and costs incurred by Landlord in connection with the foregoing. The indemnity contained herein shall survive the termination or expiration of this Lease.

(g) Tenant shall not perform any testing of soil, groundwater or surface water at the Premises without the written consent of Landlord. The results of any testing shall be kept confidential by Tenant unless such disclosure is required by law.

CONSUMER PRICE INDEX ("CPI")

32. For the purposes of this Lease, where applicable, CPI refers to the Consumer Price Index for ALL URBAN CONSUMERS, UNITED STATES, ALL ITEMS, 1982-84=100, as provided by the U.S. Department of Labor, or any index which shall replace the CPI during the term of this Lease.

ATTORNEY'S FEES AND HOMESTEAD

33. If any amounts owing under this Lease are collected by or through any attorney at law, Tenant agrees to pay Landlord's reasonable attorney's fees, court costs, and expenses actually incurred. Tenant waives all homestead rights and exemptions which Tenant may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord all of Tenant's homestead and exemption.

TIME OF ESSENCE

34. Time is of the essence of this Lease.

DEFINITIONS

35. "Landlord" as used in this Lease shall include the undersigned, its heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include the undersigned, its heirs and representatives, assigns and successors, and if this Lease shall be validly assigned or sublet in accordance with the terms hereof, shall include also Tenant assignees or sublessees, as to Premises covered by such assignment or sublease. "Agents," shall include the undersigned, their successors, assigns, heirs and representatives. "Landlord", "Tenant" and "Agents," include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

NOTICES

36. Unless otherwise stated, all notices required or permitted under this Lease shall be in writing and shall be personally delivered, or sent by U.S. Certified Mail, return receipt requested, postage prepaid, or by courier or nationally recognized delivery service, delivery prepaid. Notices to Tenant shall be delivered or sent to the address shown below, except that upon Tenant's taking possession of the Premises, then Premises shall be Tenant's address for such purposes. Notices to Landlord and Agents shall be delivered or sent to the addresses hereinafter stated, to wit:

Landlord:	Cobb International Associates c/o BAKER DENNARD & GOETZ 1100 Johnson Ferry Rd., #840 Atlanta, Georgia 30342	Tenant:	Electric Aquagenics Unlimited, Inc. 1890 A Cobb International Blvd. Kennesaw, Georgia 30152
Procuring Agent:	N/A	Listing Agent:	BAKER DENNARD & GOETZ 1100 Johnson Ferry Rd., #840 Atlanta, Georgia 30342 ATTN: Don W. Dennard

All written notices shall be deemed received on the earlier date of actual delivery or, in the case of notice by certified mail, three (3) business days from mailing whether or not such notice is actually received. Any party may change his notice address upon written notice to the other parties given in accordance with this Section 36.

RECORDATION OF LEASE

37. Under no circumstances shall Tenant or Agents have the right to record this Lease in the real property records of any state or local governmental authority without the express, prior, written consent of Landlord. Landlord and Tenant each agree to execute, upon request of the other, a memorandum of this Lease in recordable form, and the requesting party shall pay the costs and charges for the preparation and recording of the memorandum.

ENTIRE AGREEMENT

38. This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties, not embodied herein shall be of any force or effect.

AMENDMENT

39. This Lease may not be modified, amended or supplemented in any manner except by an agreement in writing, signed by the parties after the date hereof; provided, however, that Agents' signatures shall not be required for

any such agreement unless the terms of Section 30 are being amended.

GOVERNING LAW

40. This Lease shall be governed by and construed in accordance with the laws of the State of Georgia.

AUTHORITY

41. The persons executing this Lease on behalf of Tenant represent and warrant that this Lease has been duly authorized by Tenant and properly executed and delivered by them on behalf of Tenant and constitutes the valid and binding agreement of Tenant in accordance with the terms hereof.

RULES AND REGULATIONS

42. Tenant shall comply with and observe all rules and regulations which Landlord may promulgate from time to time in connection with the Premises and the office/warehouse development of which the Premises are a part and of which Tenant has been notified in writing. Tenant agrees to comply with and observe all rules and regulations currently affecting the Premises as specified in the attached Exhibit A hereto, which Exhibit is incorporated herein and made a part hereof, and as the same may be amended or supplemented from time to time by Landlord.

SPECIAL STIPULATIONS

43. Any special stipulations are set forth in the attached Exhibit B hereto, which Exhibit is incorporated herein and made a part hereof. In so far as said Special Stipulations conflict with any of the foregoing provisions, said Special Stipulations shall control.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals the date and year first above written.

LANDLORD: **COBB INTERNATIONAL ASSOCIATES**
By: Dennard Properties, Inc., Manager

[signature]
By: Don W. Dennard
Its: President

TENANT: **Electric Aquagenics Unlimited, Inc.**

[signature] VP (SEAL)
(Signature)

By: D.W. KINDRED
(Print Name)

Its: VP MANUFACTURING / ENGINEERING
(Title)

EXHIBIT A
Attached to and made a part of the Lease

RULES AND REGULATIONS

Tenant shall at all times comply with the following rules and regulations:

(a) Tenant shall load and unload materials, merchandise or other goods only in the areas, and through the entrances, designed for such purposes by Landlord.
(b) Tenant shall not act in any way so as to obstruct the loading areas of other tenants of the building.
(c) Tenant shall not store materials, merchandise, or other goods outside of the Premises.
(d) Tenant shall not park, or permit to be parked, abandoned or inoperable vehicles, or any vehicles without current license tags, outside of the Premises. Any such vehicle may be removed by Landlord at the expense of Tenant, in accordance with Georgia law, and Tenant shall have no recourse against Landlord thereafter.
(e) With the exception of loading and unloading, Tenant's business functions shall be carried out within the Premises and not in the yards, parking lots, loading areas, or other common areas of the building.
(f) Tenant shall keep the area around its loading dock and its garbage containers clean and free of garbage and refuse.
(g) Tenant shall not penetrate the roof, floor, or exterior walls of the building without first obtaining written consent from the Landlord. Tenant shall promptly repair such penetrations in violation of this Section (g) using Landlord's approved contractor.
(h) Tenant shall not use loud speakers, televisions, phonographs, radios or other devices in a manner so as to be heard or seen outside of the Premises without written consent of the Landlord.
(i) Tenant shall keep the walkways and entrances immediately adjoining the Premises clean and free from snow, ice, dirt and rubbish.
(j) Tenant shall keep the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures.
(k) Tenant shall not use the plumbing facilities for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.
(l) Tenant shall not burn any materials of any kind in or about the Premises or the surrounding areas.
(m) Tenant shall not make noises, cause disturbances, or create odors or fumes which may be offensive to other tenants of the building.
(n) Tenant shall not park buses, trucks or trailers in any areas designated for automobile parking or in any handicapped parking facilities or areas reserved for handicapped access.
(o) Tenant shall not place signs, lighting, or other such fixtures on the building or in the yards or driveways of the development except with the written consent of Landlord. Tenant shall promptly remove any such signs in violation of this Section (o) and promptly repair any damage and restore the building to its prior condition.
(p) Tenant shall not place, affix, or install window tinting, or other window improvements, alterations, or additions without first obtaining the written consent of Landlord. Tenant shall promptly remove any such improvement, alteration, or addition in violation of this Section (p).

Initials:

Tenant: DWK

Landlord: [signature]

EXHIBIT B
Attached to and made a part of the Lease

SPECIAL STIPULATIONS

1. SYSTEMS WARRANTY, MAINTENANCE AND REPAIR. Should any of the heating, air conditioning (air conditioning limited to the office areas only), plumbing, and electrical systems in the Premises (such systems hereinafter collectively referred to as "the systems") not be in working order during the period beginning on the commencement date of this Lease and ending one hundred twenty (120) days thereafter, then Tenant shall be responsible to notify Landlord that such systems are not in working order whereupon Landlord shall, at its cost, restore the system to working order within a reasonable period of time.
2. DISCLOSURE OF RELATIONSHIP(S). A principal of BAKER DENNARD & GOETZ (Listing Broker), Don W. Dennard, is also a principal of the Landlord. Such principal's Georgia Real Estate license number is 57850.
3. TENANT IDENTIFICATION SIGN. Within forty five (45) days of occupancy of the Premises, Tenant shall install an identification sign, at its cost, within the existing sign band, or frame, as the case may be, on the building and attributable to the Premises. Any and all signs placed on the Premises, or on the building where the Premises are located, by Tenant shall be installed and maintained in compliance with all governmental rules and regulations governing such signs and Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs and all damage incident to such removal.
4. PARKING: Both parties acknowledge that Tenant also leases the adjacent Suite 1890 A under a separate lease. Tenant agrees that at any time the number of vehicles of its employees, invitees, agents, customers, contractors, and visitors at the building, or common areas where the Premises are located, shall be limited: (a) to a maximum total of Twenty Five (25) spaces and (b) to the spaces adjacent to the building where the Premises are located. Said limitation is a grand total as to all leases between Landlord and Tenant.
5. RENTAL DISCOUNT: In lieu of Tenant's installing carpet and painting portions of the office walls at the Premises, at Tenant's expense, Landlord shall accept zero ($0.00) dollars Minimum Base Rental and CAM charges for the calendar month of October 2006.

Initials:

Tenant: DWK

Landlord: [signature]

EXHIBIT C

This exhibit intentionally left blank.

EXHIBIT D
Attached to and made a part of the Lease

FLOOR PLAN



1890-B
SQUARE FOOTAGE
OFFICE 1018
WHSE. 2582
TOTAL 3600
NEW H/C RR
NEW H/C RR
BREAK
OPEN AREA
RECEPTION
OFFICE #2
OFFICE #1
1890-C
SQUARE FOOTAGE
OFFICE 1010
WHSE. 2590
TOTAL 3600
NEW H/C RR
NEW H/C RR
BREAK
OPEN AREA
RECEPTION
OFFICE #2
OFFICE #1

Initials:

Tenant: DWK

Landlord: [signature]

EXHIBIT D (continued)
Attached to and made a part of the Lease

SITE PLAN


NORTH
TRUCK LOADING
18,890 S.F.
7,800 S.F.
4,950 S.F.
5,920 S.F.
5,920 S.F.
4,050 S.F.
7,100 S.F.
7,745 S.F.
11,840 S.F.
4,950 S.F.
4,950 S.F.
9,900 S.F.
11,947 S.F.
A–C
D–E
F
A
B
C
D
E–F
G–H
A
B
C–D
E–F
2000 COBB INTERNATIONAL BLVD.
1900 ALBRITTON DRIVE
1910 ALBRITTON DRIVE
PARKING
5360 S.F.
5360 S.F.
5360 S.F.
5360 S.F.
4960 S.F.
4960 S.F.
4960 S.F.
4560 S.F.
4560 S.F.
4560 S.F.
4560 S.F.
K
J
I
H
G
F
E
D
C
B
A
2010 COBB INTERNATIONAL BLVD.
A 3600 S.F.
B 3600 S.F.
C 3600 S.F.
SUBJECT
SUBJECT
1890 ALBRITTON DRIVE
ALBRITTON DRIVE
COBB INTERNATIONAL BLVD.

Initials:

Tenant: DWJC

Landlord: [signature]

17

EXHIBIT D (continued)
Attached to and made a part of the Lease

LEGAL DESCRIPTION OF THE OFFICE-WAREHOUSE DEVELOPMENT OF WHICH THE PREMISES ARE A PART

ALL THAT TRACT or parcel of land lying and being in Land Lot 176 of the 20th District, 2nd Section, Cobb County, Georgia and being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, commence at an iron pin found at the point of intersection of the land lot line common to Land Lots 176 and 205, said district, section and county, and the West right-of-way line of Cobb International Boulevard (being an 88-foot wide right-of-way); run thence Northerly along the Westerly right-of-way line of Cobb International Boulevard, a distance of 956.18 feet to an iron pin placed, which iron pin marks the TRUE POINT OF BEGINNING; from said TRUE POINT OF BEGINNING as thus established and leaving the West right-of-way line of Cobb International Boulevard, run North 89 degrees 17 minutes 35 seconds West a distance of 731.69 feet to an iron pin placed located on the Southeast right-of-way line of the L & N Railroad (being an 66-foot wide right-of-way); running thence North 18 degrees 57 minutes 26 seconds East, along the Southeast right-of-way of the L & N Railroad, a distance of 689.96 feet to a point; running thence along the Southeast right-of-way of the L & N Railroad in a Northeasterly direction along the arc of a curve to the left (which arc has a chord distance of 185.85 feet on a chord bearing North 18 degrees 22 minutes 07 seconds East and having a radius of 9048.065 feet) an arc distance of 185.85 feet to a point; running thence in a Northeasterly direction along the arc of a curve to the left (which arc has a chord distance of 299.32 feet on a chord bearing North 11 degrees 22 minutes 29 seconds East and having a radius of 1341.393 feet) an arc distance of 299.94 feet to an iron pin placed; thence leaving said right-of-way line and running South 71 degrees 40 minutes 06 seconds East a distance of 589.92 feet to an iron pin placed on the Northwest right-of-way line of Albritton Drive (being an 70-foot wide right-of-way); running thence South 18 degrees 48 minutes 03 seconds West, along the Northwest right-of-way line of Albritton Drive, a distance of 348.82 feet to a point; running thence in a Southwesterly direction along the right-of-way line connecting the Northwest right-of-way line of Albritton Drive and the West right-of-way line of Cobb International Boulevard and along the arc of a curve to the left (which arc has a chord distance of 318.87 feet on a chord bearing South 09 degrees 44 minutes 58 seconds West and having a radius of 1013.442 feet) an arc distance of 320.20 feet to a point; running thence South 00 degrees 41 minutes 52 seconds West, along the West right-of-way line of Cobb International Boulevard, a distance of 301.38 feet to an iron pin placed, which iron pin marks the TRUE POINT OF BEGINNING; said tract shown to contain 14.646 acres as per survey for Cobb International Associates and The First National Bank of Atlanta, prepared by Watts Browning Engineers, dated September 5, 1986.

Initials:

Tenant: DWK

Landlord: [signature]

EXHIBIT E
Attached to and made a part of the Lease

SECURITY DEPOSIT

44-7-31. Placement of security deposit in trust in escrow account; notice to tenant of account location and number.

Except as provided in Code Section 44-7-32, whenever a security deposit is held by a landlord or his agent on behalf of a tenant, such security deposit shall be deposited in an escrow account established only for that purpose in any bank or lending institution subject to regulation by this state or any agency of the United States government. The security deposit shall be held in trust for the tenant by the landlord or his agent except as provided in Code Section 44-7-34. Tenants shall be informed in writing of the location and account number of the escrow account required by this Code section. (Code 1933, § 61-602, enacted by Ga. L. 1976, p. 1372, § 6.)

44-7-32. Surety bond in lieu of escrow account; withdrawal of surety; fees; liability of clerk of superior court.

(a) As an alternative to the requirement that security deposits be placed in escrow as provided in Code Section 44-7-31, the landlord may post and maintain an effective surety bond with the clerk of the superior court in the county in which the dwelling unit is located. The amount of the bond shall be the total amount of the security deposits which the landlord holds on behalf of the tenants or $50,000.00, whichever is less. The bond shall be executed by the landlord as principal and a surety company authorized and licensed to do business in this state as surety. The bond shall be conditioned upon the faithful compliance of the landlord with Code Section 44-7-34 and the return of the security deposits in the event of the bankruptcy of the landlord or foreclosure of the premises and shall run to the benefit of any tenant injured by the landlord's violation of Code Section 44-7-34.

(b) The surety may withdraw from the bond by giving 30 days' written notice by registered or certified mail to the clerk of the superior court in the county in which the principal's dwelling unit is located, provided that such withdrawal shall not release the surety from any liability existing under the bond at the time of the effective date of the withdrawal.

(c) The clerk of the superior court shall receive a fee of $5.00 for filing and recording the surety bond and shall also receive a fee of $5.00 for canceling the surety bond. The clerk of the superior court shall not be held personally liable should the surety bond prove to be invalid. (Code 1933, § 61-603, enacted by Ga. L. 1976, p. 1372, § 6.)

Initials:

Tenant: DWK

Landlord: [signature]

EXHIBIT F
Attached to and made a part of the Lease

SURRENDER OBLIGATIONS

Tenant shall, at its cost, return the Premises to Landlord at the expiration of the Term in the condition described below.

In general, the Premises shall be returned in well-maintained condition, natural wear and tear in certain areas excepted. All restoration work will be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord, free of any liens or encumbrances. This listing is not intended to be all-inclusive but rather is intended to aid Tenant in returning possession of the Premises to Landlord.

1) Walls. All trade fixtures installed by Tenant, if any, including display shelving, cabinets, racking, etc. shall be removed. All wall damage, in both office and warehouse, shall be repaired and walls restored.
2) Interior Doors. All interior doors, including hardware, shall be in good working order and condition.
3) Floor Covering. All carpeting and floor tiles shall be in good condition, natural wear and tear excepted but without tears, holes, or chips.
4) Ceiling. All ceiling tiles shall be in good condition, natural wear and tear excepted, but in any case without staining, warping or bubbling (including warping or bubbling due to insufficient air conditioning use).
5) Lighting Fixtures. All lighting fixtures shall be in good working order, including but not limited to, bulbs, ballasts, lenses, emergency and exit lighting.
6) Heating, air conditioning, and ventilation (HVAC) systems. All HVAC systems in the Premises shall be in good working order, including the replacement of any parts, if necessary. This requirement includes warehouse fans operating at Lease commencement.
7) Plumbing Fixtures. All plumbing fixtures, including but not limited to, water heaters, faucets, sinks and toilets, shall be in good working order, and without active leaking.
8) Electrical Systems. All electrical systems in the Premises shall be returned in good working order.
9) Facilities. All facilities shall be in clean condition, including but not limited to, coffee bars, break rooms, and bathrooms.
10) Warehouse Floor. The warehouse floor shall be in broom clean condition with no painting, floor tiles, or anchor bolts, other than that existing at Lease commencement. All adhesives by Tenant shall be removed and the floor restored. Any holes caused by Tenant shall be properly patched to ensure the long-term integrity of the flooring.
11) Truck Doors. All truck doors shall be in good working order, including but not limited to, replacement of any dented or damaged door panels and adjustment of door tension to assure proper operation. All replaced panels shall be painted to match original panels. All truck dock levelers shall be in good working order. All dock bumpers shall be in place and well secured.
12) Exterior Windows and Doors. All cracked or broken exterior windows or doors shall be properly replaced with the building standard.
13) Fire Extinguishers. All fire extinguishers shall be in working order with a current inspection tag attached.
14) Other: All unapproved alterations, or approved alterations subject to removal, shall be removed and the premises restored.
15) Keys. Tenant shall provide Landlord with keys to all door locks.

Initials:

Tenant: DWJL

Landlord: [signature]